                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549


                                ---------------


                                   FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                               October 29, 1999


                         EMAGISOFT TECHNOLOGIES, INC.
             (Formerly known as Manatee-American Financial Corp.)
             ----------------------------------------------------
               Exact name of registrant as specified in charter)


                                    FLORIDA
                ----------------------------------------------
                (State or Other Jurisdiction of Incorporation)


       33-67766-A                                         65-0422273
------------------------                      ---------------------------------
(Commission file number)                      (IRS employer identification no.)


405 Central Avenue, 2nd Floor, St. Petersburg, FL            33701
-------------------------------------------------         ----------
(Address of principal executive offices)                  (Zip Code)


                                (727) 898-0688
             ----------------------------------------------------
             (Registrant's telephone number, including area code)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Effective October 29, 1999, the Registrant acquired all of the outstanding capital stock of Emagisoft Corporation f/k/a Net Advantage, Inc., a privately held Florida corporation ("Emagisoft"), through an exchange of shares of the Registrant for all of the outstanding capital stock of Emagisoft (the "Acquisition"). The Registrant issued 10,000,000 shares of restricted common stock, $.0001 par value (the "Common Stock") to the former stockholders of Emagisoft in exchange for an aggregate of 10,000,000 shares of Class A Voting Common Stock of Emagisoft. As part of the Acquisition, the Registrant also acquired Emagisoft's wholly-owned subsidiary, Interactive Media Solutions, Inc. ("Interactive").

        Pursuant to a Share Exchange Agreement (the "Agreement") effective as of October 29, 1999, by and between the Registrant and Emagisoft and all of the stockholders of Emagisoft (the "Agreement"), the sole director and officer of the Registrant resigned upon consummation of the Acquisition. Kyle Jones, the sole director and president of Emagisoft immediately prior to the Acquisition, was elected a director and appointed the sole officer of the Registrant and retained his positions with Emagisoft.

        Upon consummation of the Acquisition, the former stockholders of Emagisoft beneficially owned, in the aggregate, approximately 81.63% of the voting securities of the Registrant. A trust established by Kyle Jones, the former majority stockholder of Emagisoft, acquired ownership of 5,552,260 shares of Common Stock of the Registrant, representing approximately 45.32% of the voting securities of the Registrant. Mr. Jones was elected director (and became the sole director) and appointed sole officer of the Registrant. As a result of the Acquisition, Mr. Jones acquired control of the Registrant. The source of the consideration used in the Acquisition were the shares of Emagisoft stock owned prior to the Acquisition that were acquired by the Registrant in exchange for the Common Stock issued by the Registrant.

        All of the above transactions, including the change in control of the Registrant, are subject to the occurrence of the following condition in the
Agreement: that the Common Stock of the Registrant be listed for trading on the Over the Counter Bulletin Board (OTCBB) within ninety (90) days of consummation of the Acquisition. The Agreement provides that in the event this condition is not met, the transactions consummated under the Agreement will be unwound so as to place the Registrant, Emagisoft and the stockholders of Emagisoft in the same positions they were in had the Acquisition not been consummated. This would result in control of the Registrant reverting back to that which existed immediately prior to the Acquisition.

        Except as set forth in the foregoing paragraph, Registrant is not aware of any arrangements which may at a subsequent date result in a change of control of the Registrant.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         As a result of the Acquisition effective October 29, 1999, the Registrant acquired all of the assets of Emagisoft and its subsidiary, Interactive. These assets primarily consist of computer equipment and software and were used prior to the Acquisition in the respective businesses operated by Emagisoft and Interactive. Emagisoft is a computer network integration, hardware and software sales and Internet service providing firm, and Interactive is engaged in the web site design business, focusing on providing web site design services for electronic commerce companies and non-commercial customers. As a result of the Acquisition, Emagisoft is now a wholly-owned subsidiary of the Registrant. The Registrant intends to operate Emagisoft and Interactive in the same manner and to continue in the same businesses that Emagisoft and Interactive engaged in prior to the Acquisition. Prior to the Acquisition, no material relationship existed between the Emagisoft and/or any of its affiliates and the Registrant and/or any of its affiliates, any director or officer of the Registrant, or any associate of any such director or officer. The amount of consideration given by the Registrant for the Emagisoft stock was negotiated between and determined by the respective management of the Registrant and of Emagisoft.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Effective November 10, 1999, the Registrant dismissed its independent accountant, Rachlin Cohen & Holtz ("Rachlin Cohen"), and engaged Arthur Andersen LLP as its new independent accountant. The change in the Registrant's certifying accountant resulted from the change in control of the Registrant. Prior to the Acquisition, Arthur Andersen was engaged as Emagisoft's accountant and audited the financial statements of Emagisoft and Interactive. The decision to dismiss Rachlin Cohen and engage Arthur Andersen as the Registrant's independent accountant was made by Kyle Jones, the sole director of the Registrant, and was not the result of any disagreement with Rachlin Cohen.

        Rachlin Cohen's reports on the financial statements for the years ended December 31, 1997 and 1998, did not contain an adverse opinion or disclaimer, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the reports for both years (for Manatee-American Financial Corp. before the Acquisition and its change of name) contained a going concern paragraph.

        The Registrant is not aware of any disagreements with Rachlin Cohen during the two years ended December 31, 1997 and 1998 or in any subsequent interim period on any matters of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Rachlin Cohen, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

ITEM 5.  OTHER EVENTS.

         In contemplation of the Acquisition, the Registrant filed Articles of Amendment to its Articles of Incorporation on October 27, 1999, changing its name to Emagisoft Technologies, Inc. and increasing its authorized shares of common stock to 50,000,000.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.

         Pursuant to the terms of the Agreement, the sole director of the Registrant resigned as a director upon consummation of the Acquisition. The resignation was tendered in light of the issuance of a majority of the Registrant's voting securities to the Emagisoft stockholders and the change in control of the Registrant. The resigning director did not resign due to a disagreement with the Registrant on any matter relating to the operations, policies or practices of the Registrant.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (a) Financial Statements of Businesses Acquired

                Report of Independent Certified Public Accountants
                Balance Sheets of Net Advantage, Inc. as of December 31, 1998
                    and 1997
                Statements of Operations of Net Advantage, Inc. for the years ended December 31, 1998 and 1997, and for the period from inception (June 21, 1996) through December 31, 1996
                Statements of Stockholder's (Deficit) Equity of Net Advantage,
                    Inc. for the years ended December 31, 1998 and 1997, and the for the period from inception (June 21, 1996) through December 31, 1996
                Statements of Cash Flows of Net Advantage, Inc. for the years ended December 31, 1998 and 1997, and for the period from inception (June 21, 1996) through December 31, 1996
                Notes to Financial Statements of Net Advantage, Inc.

                Report of Independent Certified Public Accountants
                Balance Sheets of Interactive Media Solutions, Inc. as of
                    December 31, 1998 and 1997
                Statements of Operations of Interactive Media Solutions, Inc.
                    for the years ended December 31, 1998, 1997 and 1996

                Statements of Stockholder's Equity of Interactive Media
                    Solutions, Inc. for the years ended December 31, 1998, 1997 and 1996
                Statements of Cash Flows of Net Advantage, Inc. for the years ended December 31, 1998, 1997 and 1996
                Notes to Financial Statements of Interactive Media Solutions,
                    Inc.
                Unaudited Consolidated Balance Sheets of Emagisoft Corporation
                    as of September 30, 1999
                Unaudited Consolidated Statement of Operations of Emagisoft
                    Corporation for the nine months ended September 30, 1999
                Unaudited Consolidated Statement of Cash Flows of Emagisoft
                    Corporation for the nine months ended September 30, 1999

            (b) Pro Forma Financial Information

                Introduction to Unaudited Pro Forma Combined Financial
                    Statements
                Unaudited Pro Forma Combined Balance Sheet as of December 31,
                    1998
                Unaudited Pro Forma Combined Statement of Operations for the
                    year ended December 31, 1998
                Unaudited Pro Forma Combined Balance Sheet as of September 30,
                    1999
                Unaudited Pro Forma Combined Statement of Operations for the
                    nine months ended September 30, 1999
                Notes to Unaudited Pro Forma Combined Financial Statements

            (c) Exhibits.

                2.1 Share Exchange Agreement dated as of October 29, 1999, by and between the Registrant, Emagisoft Corporation and all of the stockholders of Emagisoft Corporation

                3.1 Articles of Amendment to the Articles of Incorporation of the Registrant

                16.1 Letter of Rachlin Cohen & Holtz LLP addressed to the U.S.
                     Securities and Exchange Commission dated November 15, 1999

                23.1 Consent of Rachlin Cohen & Holtz LLP dated November 15,
                     1999

                99.1 Report of Independent Certified Public Accountants
                     Balance Sheet of Manatee American Financial Corp. as of December 31, 1998

                Statements of Operations of Manatee-American Financial Corp.
                    for the years ended December 31, 1998 and 1997, and from inception (February 24, 1993) to December 31, 1998
                Statements of Stockholders' Deficiency of Manatee-American
                    Financial Corp. for the years ended December 31, 1998 and 1997, and from inception (February 24, 1993) to December 31, 1998
                Statements of Cash Flows of Manatee-American Financial Corp.
                    for the years ended December 31, 1998 and 1997, and for the period from inception (February 24, 1993) to December 31, 1998
                Notes to Financial Statements of Manatee-American Financial
                    Corp.

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not Applicable.



                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             EMAGISOFT TECHNOLOGIES, INC.




Date: November 15, 1999                      By: /s/ Kyle E. Jones
                                                 ----------------------------
                                                     Kyle E. Jones, President

                      NET ADVANTAGE, INC.

                      FINANCIAL STATEMENTS
                      AS OF DECEMBER 31, 1998 AND 1997,
                      TOGETHER WITH REPORT OF INDEPENDENT
                      CERTIFIED PUBLIC ACCOUNTANTS

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To the Stockholder of
Net Advantage, Inc.:

We have audited the accompanying balance sheets of Net Advantage, Inc. (a Florida corporation) as of December 31, 1998 and 1997, and the related statements of operations, stockholder's (deficit) equity and cash flows for the years ended December 31, 1998 and 1997, and for the period from inception (June 21, 1996) through December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Net Advantage, Inc. as of December 31, 1998 and 1997, and the results of its operations and its cash flows for the years ended December 31, 1998 and 1997, and the period from inception (June 21, 1996) through December 31, 1996, in conformity with generally accepted accounting principles.


                                                ARTHUR ANDERSEN LLP


Tampa, Florida,
      September 8, 1999

                              NET ADVANTAGE, INC.

                  BALANCE SHEETS -- DECEMBER 31, 1998 AND 1997


                                                                             1998            1997
                                                                          ---------       ---------
                                            ASSETS

CURRENT ASSETS:
      Cash                                                                $  25,596       $  25,128
      Prepaid insurance                                                          --             141
      Current portion of deferred tax asset                                   9,407              --
                                                                          ---------       ---------
                          Total current assets                               35,003          25,269
                                                                          ---------       ---------
PROPERTY AND EQUIPMENT:
      Furniture and fixtures                                                 10,060           8,661
      Computer equipment                                                    107,222         103,640
      Software                                                               45,160          45,160
                                                                          ---------       ---------
                                                                            162,442         157,461
      Less- Accumulated depreciation                                       (102,852)        (59,474)
                                                                          ---------       ---------
                          Property and equipment, net                        59,590          97,987
                                                                          ---------       ---------

DEFERRED TAX ASSET, less current portion                                     16,069          34,317
                                                                          ---------       ---------
                          Total assets                                    $ 110,662       $ 157,573
                                                                          =========       =========

                            LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES:
      Accounts payable                                                    $  14,547       $  18,639
      Accrued liabilities                                                    27,304          17,586
      Deferred revenue                                                           --          24,440
                                                                          ---------       ---------
                          Total current liabilities                          41,851          60,665
                                                                          ---------       ---------

DUE TO STOCKHOLDER                                                               --          43,750
                                                                          ---------       ---------
STOCKHOLDER'S EQUITY:
      Common stock, $.001 par value; 1,000 shares authorized,
           issued and outstanding                                                 1               1
      Additional paid-in capital                                            111,034         110,034
      Accumulated deficit                                                   (42,224)        (56,877)
                                                                          ---------       ---------
                          Total stockholder's equity                         68,811          53,158
                                                                          ---------       ---------
                          Total liabilities and stockholder's equity      $ 110,662       $ 157,573
                                                                          =========       =========

      The accompanying notes are an integral part of these balance sheets.

                              NET ADVANTAGE, INC.

                            STATEMENTS OF OPERATIONS

            FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997, AND THE

        PERIOD FROM INCEPTION (JUNE 21, 1996) THROUGH DECEMBER 31, 1996

                                                                               Year Ended
                                                                               December 31,                  Period Ended
                                                                       ----------------------------          December 31,
                                                                          1998               1997                1996
                                                                       ---------          ---------          ------------
REVENUES:
      Hardware and software sales and support                          $ 194,590          $ 127,808           $ 101,560
      Internet provider services                                          21,787             25,379                  --
      Other professional services                                             --             25,059                  --
                                                                       ---------          ---------           ---------
                          Total revenues                                 216,377            178,246             101,560

DIRECT COSTS                                                             102,816            164,407             101,867
                                                                       ---------          ---------           ---------
                          Gross profit                                   113,561             13,839                (307)
                                                                       ---------          ---------           ---------
OPERATING COSTS AND EXPENSES:
      Sales and marketing                                                    201              5,005               1,829
      General and administrative                                          89,866             86,995              10,898
                                                                       ---------          ---------           ---------
                           Total operating costs and expenses             90,067             92,000              12,727
                                                                       ---------          ---------           ---------
NET INCOME (LOSS) BEFORE PROVISION FOR
      (BENEFIT FROM) INCOME TAXES                                         23,494            (78,161)            (13,034)

PROVISION FOR (BENEFIT FROM) INCOME TAXES                                  8,841            (29,413)             (4,905)
                                                                       ---------          ---------           ---------

NET INCOME (LOSS)                                                      $  14,653          $ (48,748)          $  (8,129)
                                                                       =========          =========           =========

        The accompanying notes are an integral part of these statements.

                              NET ADVANTAGE, INC.

                  STATEMENTS OF STOCKHOLDER'S (DEFICIT) EQUITY

            FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997, AND THE

        PERIOD FROM INCEPTION (JUNE 21, 1996) THROUGH DECEMBER 31, 1996


                                                                                                                        Total
                                                 Common Stock                 Additional                            Stockholder's
                                            ------------------------           Paid-in           Accumulated          (Deficit)
                                            Shares           Amount            Capital            Deficit              Equity
                                            ------         ---------          ----------         -----------        -------------
BALANCE, June 21, 1996                         --          $      --          $      --          $      --           $      --

      Issuance of common stock              1,000                  1              2,874                 --               2,875

      Net loss                                 --                 --                 --             (8,129)             (8,129)
                                            -----          ---------          ---------          ---------           ---------
BALANCE, December 31, 1996                  1,000                  1              2,874             (8,129)             (5,254)

      Contribution of property
           and equipment                       --                 --            107,160                 --             107,160

      Net loss                                 --                 --                 --            (48,748)            (48,748)
                                            -----          ---------          ---------          ---------           ---------

BALANCE, December 31, 1997                  1,000                  1            110,034            (56,877)             53,158

      Contribution of property
           and equipment                       --                 --              1,000                 --               1,000

      Net income                               --                 --                 --             14,653              14,653
                                            -----          ---------          ---------          ---------           ---------

BALANCE, December 31, 1998                  1,000          $       1          $ 111,034          $ (42,224)          $  68,811
                                            =====          =========          =========          =========           =========

        The accompanying notes are an integral part of these statements.

                              NET ADVANTAGE, INC.

                            STATEMENTS OF CASH FLOWS

            FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997, AND THE

        PERIOD FROM INCEPTION (JUNE 21, 1996) THROUGH DECEMBER 31, 1996

                                                                            Year Ended
                                                                            December 31,                  Period Ended
                                                                   ------------------------------         December 31,
                                                                      1998                1997                1996
                                                                   ---------           ----------         ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income (loss)                                               $  14,653           $ (48,748)          $  (8,129)
   Adjustments to reconcile net income (loss) to net cash
      provided by operating activities-
        Depreciation                                                  43,378              58,753                 721
        Deferred income taxes                                          8,841             (29,412)             (4,905)
        Changes in operating assets and liabilities-
           Prepaid insurance                                             141                (141)                 --
           Accounts payable                                           (4,092)              5,616              13,023
           Accrued liabilities                                         9,718              32,648               9,378
           Deferred revenue                                          (24,440)                 --                  --
                                                                   ---------           ---------           ---------
                     Net cash provided by
                        operating activities                          48,199              18,716              10,088
                                                                   ---------           ---------           ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchases of property and equipment                                (3,981)             (3,616)             (2,135)
                                                                   ---------           ---------           ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Repayment of due to stockholder                                   (43,750)               (800)                 --
   Issuance of common stock                                               --                  --               2,875
                                                                   ---------           ---------           ---------
                     Net cash (used in) provided by
                        financing activities                         (43,750)               (800)              2,875
                                                                   ---------           ---------           ---------

NET INCREASE IN CASH                                                     468              14,300              10,828

CASH, beginning of period                                             25,128              10,828                  --
                                                                   ---------           ---------           ---------

CASH, end of period                                                $  25,596           $  25,128           $  10,828
                                                                   =========           =========           =========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
      Contribution of property and equipment                       $   1,000           $ 107,160           $      --
      Equipment financed by due to stockholder                     $      --           $  44,550           $      --

        The accompanying notes are an integral part of these statements.

                              NET ADVANTAGE, INC.

                         NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 1998 AND 1997

1. DESCRIPTION OF BUSINESS:

Net Advantage, Inc. (the Company), a Florida corporation, is a privately held computer network integration, hardware and software sales and internet service providing firm. The Company, which conducts its operations from St. Petersburg, Florida, was incorporated on June 21, 1996, through the issuance of 1,000 shares of common stock with a par value of $.001 per share, under the laws of the State of Florida.

On June 25, 1999, the Company amended the articles of incorporation to change the authorized capital stock to 20,000,000 shares of common stock having a par value of $.001 per share, consisting of 10,000,000 shares of Class A voting common stock and 10,000,000 shares of Class B non-voting common stock, and 10,000,000 shares of preferred stock having a par value of $.001 per share.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Revenue Recognition

The Company's revenues are recognized as follows:

Hardware and Software Sales and Support

Revenues from hardware sales related to network installations are recognized in accordance with the provisions of Statement of Position (SOP) 81-1, "Accounting for Performance of Construction-Type and Certain Production-Type Contracts," using the completed contract method.

Revenue from a support contract related to a network installation is recognized monthly as amounts are billed over the term of the annual service period.

Revenues from the sale of third-party software are recognized in accordance with the provisions of SOP 97-2, "Software Revenue Recognition." All events necessary for revenue recognition under SOP 97-2 typically occur when the third-party software is delivered. As of December 31, 1997, the Company had $24,440 of deferred revenue in the accompanying balance sheet related to sales of third-party software that had not yet been delivered.

Internet Provider Services

Revenues from the hosting of web sites are recognized monthly over the hosting period. The Company customarily bills for these services on a monthly basis.

Other Professional Services

Other professional services consists of hardware repair and miscellaneous custom programming. Revenues were recognized once services were performed.

Deferred Revenue

Deferred revenue primarily represents advanced payments by customers for third-party software not yet delivered.

Significant Concentrations

For the years ended December 31, 1998, 1997 and for the period from inception (June 21, 1996) through December 31, 1996, approximately 65 percent, 40 percent and 60 percent of sales, respectively, were attributable to three customers. Any change in the relationship with these customers could have a potentially adverse effect on the Company's financial position. No such change is anticipated by management.

Property and Equipment

Property and equipment are stated at cost, less accumulated depreciation. Depreciation of furniture and fixtures and computer equipment is computed using the double declining balance method over the estimated useful lives of the assets, which is typically seven and five years, respectively. The software is being depreciated over an estimated useful life of three years using the straight-line method. Maintenance and repairs are charged to expense as incurred. Depreciation on property and equipment totaled $43,378 and $58,753 for the years ended December 31, 1998 and 1997, respectively, and $721 for the period from inception (June 21, 1996) through December 31, 1996, and is included in general and administrative expenses in the accompanying statements of operations.

Income Taxes

The Company accounts for income taxes under the liability method, as required by Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes." The liability method requires income taxes to be recognized based on income taxes currently payable and the change in deferred taxes. Deferred taxes are recognized based on the temporary differences between the financial statement and tax bases of assets and liabilities at enacted tax rates as of the dates the differences are expected to reverse.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions by management in determining the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments

As of December 31, 1998 and 1997, the carrying amounts of the Company's financial instruments, which include cash, accounts payable, accrued liabilities and due to stockholder, are recorded at amounts which approximate fair value because of the short maturity of these instruments.

3. ACCRUED LIABILITIES:

Accrued liabilities consists of the following at December 31, 1998 and 1997:


                                             1998           1997
                                           -------        -------
        Accounting fees                    $24,999        $16,666
        Sales taxes                          2,305            920
                                           -------        -------
                                           $27,304        $17,586
                                           =======        =======

4. INCOME TAXES:

The provision for (benefit from) income taxes consists of the following for the years ended December 31, 1998 and 1997, and for the period from inception (June 21, 1996) through December 31, 1996:


                                                                    Year Ended
                                                                   December 31,                 Period Ended
                                                            ---------------------------         December 31,
                                                              1998               1997               1996
                                                            --------           --------         ------------
      Current:
           Federal                                          $     --           $     --           $     --
           State                                                  --                 --                 --
                                                            --------           --------           --------
                                                                  --                 --                 --
                                                            --------           --------           --------
      Deferred:
           Federal                                             8,354            (27,794)            (4,635)
           State                                                 487             (1,619)              (270)
                                                            --------           --------           --------
                                                               8,841            (29,413)            (4,905)
                                                            --------           --------           --------
                        Total income tax provision
                             (benefit)                      $  8,841           $(29,413)          $ (4,905)
                                                            ========           ========           ========

The components of the deferred tax assets consisted of the following at December 31, 1998 and 1997:


                                                             1998             1997
                                                           -------          -------
      Deferred tax assets:
           Net operating loss (NOL) carryforwards          $16,069          $28,046
           Accrued expenses                                  9,407            6,271
                                                           -------          -------
                        Total deferred tax asset           $25,476          $34,317
                                                           =======          =======

The provision for income taxes for the years ended December 31, 1998 and 1997, and for the period from inception (June 21, 1996) through December 31, 1996, differs from the amount computed, by applying the U.S. Federal corporate tax rate of 34 percent to net income before provision for income taxes, primarily as a result of state income taxes.

At December 31, 1998 and 1997, the Company had NOL carryforwards for tax purposes of approximately $43,000 and $75,000, respectively, which are available to offset future taxable income and expire during the years 2016 through 2018.

5. RELATED-PARTY TRANSACTIONS:

Kyle Jones, the President of the Company, donated approximately $1,000 and $107,000 of property and equipment during 1998 and 1997, respectively. In addition, Mr. Jones sold approximately $45,000 of property and equipment in exchange for a note. During 1998, Kyle Jones took draws from the Company in the amount of the outstanding note, leaving a zero balance due to stockholder at December 31, 1998.

6. SUBSEQUENT EVENTS:

On July 20, 1999, the Company acquired Interactive Media Solutions, Inc. (IMS) by purchasing 100 percent of the issued and outstanding common stock. IMS was purchased for $50,000 cash and the issuance of 143,000 shares of Class A voting common stock of the Company valued at $143,000, for a total purchase price of $193,000. Prior to 1998, IMS derived most of its revenues from architectural design. During 1998, IMS began to generate revenues through designing web sites.

During the months of July and August of 1999, the Company raised additional equity financing through the sale of 1,250,000 shares of Class A voting common stock for $1,250,000.

                      INTERACTIVE MEDIA SOLUTIONS, INC.

                      FINANCIAL STATEMENTS
                      AS OF DECEMBER 31, 1998 AND 1997,
                      TOGETHER WITH REPORT OF INDEPENDENT
                      CERTIFIED PUBLIC ACCOUNTANTS

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Stockholder of
Interactive Media Solutions, Inc.:

We have audited the accompanying balance sheets of Interactive Media Solutions, Inc. (a Florida corporation) as of December 31, 1998 and 1997, and the related statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Interactive Media Solutions, Inc. as of December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles.


                                                 ARTHUR ANDERSEN LLP


Tampa, Florida,
      September 8, 1999

                       INTERACTIVE MEDIA SOLUTIONS, INC.

                  BALANCE SHEETS -- DECEMBER 31, 1998 AND 1997


                                                                                1998               1997
                                                                              --------           --------
                                                ASSETS

CURRENT ASSETS:
      Cash                                                                    $  7,551           $  3,119
      Accounts receivable                                                        9,397             10,458
      Due from stockholder                                                       5,163                 --
      Deposits                                                                   1,225                555
      Prepaid taxes                                                                 --                151
      Current portion of deferred tax asset                                      5,981              1,603
                                                                              --------           --------
                          Total current assets                                  29,317             15,886
                                                                              --------           --------
PROPERTY AND EQUIPMENT:
      Furniture and fixtures                                                     5,905              5,568
      Computer equipment                                                        33,680             33,680
                                                                              --------           --------
                                                                                39,585             39,248
      Less- Accumulated depreciation                                           (32,363)           (26,549)
                                                                              --------           --------
                          Property and equipment, net                            7,222             12,699
                                                                              --------           --------

DEFERRED TAX ASSET, less current portion                                            --              1,392
                                                                              --------           --------
                          Total assets                                        $ 36,539           $ 29,997
                                                                              ========           ========

                                LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES:
      Accounts payable                                                        $  1,577           $  8,195
      Accrued liabilities                                                       26,219             16,757
                                                                              --------           --------
                          Total current liabilities                             27,796             24,952
                                                                              --------           --------

DEFERRED TAX LIABILITY                                                           1,167                 --
                                                                              --------           --------
STOCKHOLDER'S EQUITY:
      Common stock, no par value; 1,000 shares authorized,
           500 shares issued and outstanding                                       500                500
      Retained earnings                                                          7,076              4,525
                                                                              --------           --------
                          Total stockholder's equity                             7,576              5,025
                                                                              --------           --------
                          Total liabilities and stockholder's equity          $ 36,539           $ 29,977
                                                                              ========           ========

      The accompanying notes are an integral part of these balance sheets.

                       INTERACTIVE MEDIA SOLUTIONS, INC.

                            STATEMENTS OF OPERATIONS

              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                                     1998           1997            1996
                                                                  ---------      ---------       ---------
REVENUES                                                          $ 221,521      $ 127,732       $ 132,379

DIRECT COSTS                                                        166,568         89,337          84,636
                                                                  ---------      ---------       ---------
                          Gross profit                               54,953         38,395          47,743
                                                                  ---------      ---------       ---------
OPERATING COSTS AND EXPENSES:
    Sales and marketing                                              10,126          8,305          11,282
    General and administrative                                       40,515         38,009          44,256
                                                                  ---------      ---------       ---------
                          Total operating costs and expenses         50,641         46,314          55,538
                                                                  ---------      ---------       ---------
NET INCOME (LOSS) BEFORE PROVISION FOR
    (BENEFIT FROM) INCOME TAXES                                       4,312         (7,919)         (7,795)

PROVISION FOR (BENEFIT FROM) INCOME TAXES                             1,761         (2,949)         (2,841)
                                                                  ---------      ---------       ---------

NET INCOME (LOSS)                                                 $   2,551      $  (4,970)      $  (4,954)
                                                                  =========      =========       =========

        The accompanying notes are an integral part of these statements.

                       INTERACTIVE MEDIA SOLUTIONS, INC.

                       STATEMENTS OF STOCKHOLDER'S EQUITY

              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996


                                                    Common Stock                                       Total
                                              -------------------------           Retained         Stockholder's
                                               Shares           Amount            Earnings            Equity
                                              -------          --------           --------         -------------
BALANCE, December 31, 1995                     1,000           $  1,000           $ 16,949           $ 17,949

      Purchase and cancellation of
           common stock                         (500)              (500)            (2,500)            (3,000)

      Net loss                                    --                 --             (4,954)            (4,954)
                                               -----           --------           --------           --------

BALANCE, December 31, 1996                       500                500              9,495              9,995

      Net loss                                    --                 --             (4,970)            (4,970)
                                               -----           --------           --------           --------

BALANCE, December 31, 1997                       500                500              4,525              5,025

      Net income                                  --                 --              2,551              2,551
                                               -----           --------           --------           --------

BALANCE, December 31, 1998                       500           $    500           $  7,076           $  7,576
                                               =====           ========           ========           ========

        The accompanying notes are an integral part of these statements.

                       INTERACTIVE MEDIA SOLUTIONS, INC.

                            STATEMENTS OF CASH FLOWS

              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996


                                                                           1998          1997          1996
                                                                         -------       -------       -------
CASH FLOWS FROM OPERATING ACTIVITIES:
      Net income (loss)                                                  $ 2,551       $(4,970)      $(4,954)
      Adjustments to reconcile net income (loss) to net cash
           provided by operating activities-
                Depreciation                                               5,814         7,140         6,790
                Deferred income taxes                                     (1,819)       (3,563)       (3,331)
                Changes in assets and liabilities-
                     Accounts receivable                                   1,061         1,038         2,000
                     Due from stockholder                                 (5,163)           --            --
                     Deposits                                               (670)           --            --
                     Prepaid taxes                                           151           441            --
                     Accounts payable                                     (6,618)       (1,451)        4,918
                     Accrued expenses                                      9,462         6,026         4,067
                                                                         -------       -------       -------
                          Net cash provided by operating activities        4,769         4,661         9,490
                                                                         -------       -------       -------
CASH FLOWS FROM INVESTING ACTIVITIES:
      Purchase of property and equipment                                    (337)       (3,627)       (9,239)
                                                                         -------       -------       -------
CASH FLOWS FROM FINANCING ACTIVITIES
      Purchase of common stock                                                --            --        (3,000)
                                                                         -------       -------       -------

NET INCREASE (DECREASE) IN CASH                                            4,432         1,034        (2,749)

CASH, beginning of year                                                    3,119         2,085         4,834
                                                                         -------       -------       -------

CASH, end of year                                                        $ 7,551       $ 3,119       $ 2,085
                                                                         =======       =======       =======
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
           Taxes paid                                                    $   151       $   247       $   194

        The accompanying notes are an integral part of these statements.

                       INTERACTIVE MEDIA SOLUTIONS, INC.

                         NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 1998 AND 1997

1. DESCRIPTION OF BUSINESS:

Interactive Media Solutions, Inc. (the Company), a Florida corporation, is a privately-held web site design firm, focused on providing web site design services for electronic commerce companies as well as non-commercial customers. The Company, which conducts its operations from St. Petersburg, Florida, was incorporated on August 22, 1994, through the issuance of 1,000 shares of common stock with no par value, under the laws of the State of Florida. Revenues from 1994 to 1997 were primarily derived from architectural design and drafting services, reselling of third-party architectural construction and drafting software, and selling of hardware supporting the third-party software. Beginning in 1998, the Company redirected its efforts, deriving most of its revenues from web site design services.

On November 12, 1996, the Company repurchased 500 of its own common shares, representing 50 percent of all common shares outstanding, for $3,000 and appropriately cancelled them under the guidance of the Florida Business Corporations Act.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Revenue Recognition

The Company's revenues are recognized as follows:

Architectural Graphics and Design Services

Revenues from architectural graphics and design services are recognized in accordance with the provisions of Statement of Position (SOP) 81-1, "Accounting for Performance of Construction-Type and Certain Production-Type Contracts," using the completed contract method.

Third-party Software

Revenues from the sale of third-party software are recognized in accordance with the provisions of SOP 97-2, "Software Revenue Recognition." Revenues are recognized when the software is delivered.

Web Site Development and Design

Revenues from web site development and design are recognized ratably as the services are performed, typically up to one week in length. The Company customarily bills for these services at the end of the project.

Significant Concentrations

For the years ended December 31, 1998 and 1997, approximately 25 percent and 30 percent of sales were attributable to one and two customers, respectively. During the year ended December 31, 1996, approximately 40 percent of sales were attributable to one customer. Any change in the relationship with these customers could have a potentially adverse effect on the Company's financial position. No such change is anticipated by management.

Property and Equipment

Property and equipment are stated at cost, less accumulated depreciation. Depreciation of furniture and fixtures and computer equipment is computed using the double declining balance method over the estimated useful lives of the assets, which is typically seven and five years, respectively. Maintenance and repairs are charged to expense as incurred. Depreciation on property and equipment totaled $5,814, $7,140 and $6,790 for the years ended December 31, 1998, 1997 and 1996, respectively, and are included in general and administrative expenses in the accompanying statements of operations.

Income Taxes

The Company accounts for income taxes under the liability method as required by Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes." The liability method requires income taxes to be recognized based on income taxes currently payable and the change in deferred taxes. Deferred taxes are recognized based on the temporary differences between the financial statement and tax bases of assets and liabilities at enacted tax rates as of the dates the differences are expected to reverse.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions by management in determining the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments

As of December 31, 1998 and 1997, the carrying amounts of the Company's financial instruments, which include cash, accounts receivable, due from stockholder, accounts payable and accrued liabilities are recorded at amounts which approximate fair value because of the short maturity of these instruments.

3. ACCRUED LIABILITIES:

Accrued liabilities consisted of the following at December 31, 1998 and 1997:


                                            1998         1997
                                          -------      -------
      Accounting fees                     $15,000      $10,000
      Employee payroll                      2,589        2,642
      Taxes                                 8,630        4,115
                                          -------      -------
                                          $26,219      $16,757
                                          =======      =======

4. INCOME TAXES:

The provision for (benefit from) income taxes consisted of the following for the years ended December 31, 1998, 1997 and 1996:


                                                                  1998          1997          1996
                                                                -------       -------       -------
      Current:
           Federal                                              $ 2,438       $   419       $   333
           State                                                  1,142           195           157
                                                                -------       -------       -------
                                                                  3,580           614           490
                                                                -------       -------       -------
      Deferred:
           Federal                                               (1,235)       (2,423)       (2,264)
           State                                                   (584)       (1,140)       (1,067)
                                                                -------       -------       -------
                                                                 (1,819)       (3,563)       (3,331)
                                                                -------       -------       -------
                      Total income tax provision (benefit)      $ 1,761       $(2,949)      $(2,841)
                                                                =======       =======       =======

The components of deferred tax assets and liabilities consisted of the following at December 31, 1998, 1997 and 1996:


                                                                  1998          1997          1996
                                                                -------       -------       -------
      Deferred tax assets:
           Accrued expenses                                     $ 5,645       $ 3,763       $ 1,882
           Other                                                    336         1,603           485
                                                                -------       -------       -------
                                                                  5,981         5,366         2,367
      Deferred tax liability:
           Depreciation                                          (1,167)       (2,371)       (2,935)
                                                                -------       -------       -------
                        Net deferred tax asset (liability)      $ 4,814       $ 2,995       $  (568)
                                                                =======       =======       =======

The provision for (benefit from) income taxes for the years ended December 31, 1998, 1997 and 1996, differs from the amount computed by applying the U.S. Federal corporate tax rate of 34 percent to net income before provision for income taxes, primarily as a result of state income taxes.

5. RELATED-PARTY TRANSACTIONS:

Roger Finefrock, the President of the Company, personally financed the purchase of a vehicle. During 1998, the Company made principal and interest payments on Mr. Finefrock's vehicle loan of approximately $5,200. These payments have been treated as advances to Mr. Finefrock by the Company and are included in due from stockholder in the accompanying balance sheet.

6. SUBSEQUENT EVENT:

On July 20, 1999, the Company was acquired by Net Advantage, Inc. (Net Advantage). Net Advantage purchased 100 percent of the common stock issued and outstanding for $50,000 cash and 143,000 shares of Class A voting common stock of Net Advantage valued at $143,000, for a total purchase price of $193,000. Net Advantage derives revenues from the sale of third-party software, sale of related hardware, ongoing maintenance and support and web site design and hosting.

                             EMAGISOFT CORPORATION

               CONSOLIDATED BALANCE SHEETS -- SEPTEMBER 30, 1999
                                  (Unaudited)


                              ASSETS
CURRENT ASSETS:
    Cash                                                              $   619,104
    Accounts receivable                                                    82,048
    Deposits                                                                4,225
    Deferred tax asset                                                     15,388
                                                                      -----------
                  Total current assets                                    720,765
                                                                      -----------
PROPERTY AND EQUIPMENT:
     Furniture and fixtures                                                74,125
     Computer equipment                                                   368,663
     Software                                                              51,532
                                                                      -----------
                                                                          494,320
     Less-Accumulated depreciation                                       (227,537)
                                                                      -----------
                                                                          266,783
                                                                      -----------

DEFERRED TAX ASSETS                                                        16,069
                                                                      -----------
                  Total assets                                        $ 1,003,617
                                                                      ===========
            LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES:
    Accounts payable                                                  $    21,460
    Accrued liabilities                                                    33,981
                                                                      -----------
                  Total current liabilities                                55,441
                                                                      -----------

DEFERRED TAX LIABILITY                                                      1,167
                                                                      -----------
                   STOCKHOLDER'S EQUITY

Common stock, $.001 par value; 10,000,000 shares authorized,
    issued and outstanding                                                 10,000
Additional paid-in capital                                              1,331,535
Retained earnings                                                        (394,526)
                                                                      -----------
                  Total stockholder's equity                              947,009
                                                                      -----------
                  Total liabilities and stockholder's equity          $ 1,003,617
                                                                      ===========


                             EMAGISOFT CORPORATION

                      CONSOLIDATED STATEMENT OF OPERATIONS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999
                                  (Unaudited)


REVENUES                                                             $ 353,551

DIRECT COSTS                                                           146,104
                                                                     ---------
                  Gross profit                                         207,447
                                                                     ---------
OPERATING COSTS AND EXPENSES:
     General and administrative                                        548,276
                                                                     ---------
                  Total operating costs                                548,276

NET LOSS BEFORE PROVISION FOR INCOME TAXES                            (340,829)
                                                                     ---------

PROVISION (BENEFIT) FOR INCOME TAXES                                        --

NET LOSS                                                             $(340,829)
                                                                     =========

                             EMAGISOFT CORPORATION

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999
                                  (Unaudited)


CASH FLOWS FROM OPERATING ACTIVITIES:
    Net loss                                                        $  (359,378)
    Adjustments to reconcile net income (loss) to net cash
        provided by operating activities-
           Depreciation                                                  92,322
           Changes in operating assets and liabilities-
               Accounts receivable                                      (67,488)
               Deposits                                                  (3,000)
               Accounts payable                                           5,336
               Accrued expenses                                         (19,542)
                                                                    -----------
                                                                        (84,694)
                                                                    -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
    Purchases of property and equipment                                (292,293)
                                                                    -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Issuance of common stock                                          1,230,000
                                                                    -----------

NET INCREASE IN CASH                                                    585,957

CASH, beginning of year                                                  33,147
                                                                    -----------

CASH, September 30, 1999                                            $   619,104
                                                                    ===========

                          Emagisoft Technologies, Inc.
           (formally known as Manatee American Financial Corporation)
              Unaudited Pro Forma Combined Statement of Operations
                    For the period ended September 30, 1999


                                                                                                                   Unaudited
                                                    Unaudited           Unaudited                                  Emagisoft
                                                    Emagisoft           Emagisoft            Pro Forma         Technologies, Inc.
                                                Technologies, Inc.     Corporation          Adjustments            Pro Forma
                                                ------------------     -----------          -----------        ------------------
REVENUES                                           $      --            $ 353,551           $      --              $ 353,551

COST OF GOODS SOLD                                        --              146,104                  --                146,104
                                                   ---------            ---------           ---------              ---------
   Gross Profit                                           --              207,447                  --                207,447

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES           8,598              548,276                  --                548,276

AMORTIZATION OF GOODWILL AND OTHER
  INTANGIBLE ASSETS                                       --                   --               4,636 c                4,636
                                                   ---------            ---------           ---------              ---------
      Income from operations                          (8,598)            (340,829)             (4,636)              (345,465)

OTHER INCOME (EXPENSE), NET                               --                   --                  --                     --
                                                   ---------            ---------           ---------              ---------

     (Loss) income before provision (benefit)
         for income taxes                             (8,598)            (340,829)             (4,636)              (345,465)

INCOME TAX PROVISION (BENEFIT)                            --                   --                  --                     --
                                                   ---------            ---------           ---------              ---------
      (Loss) income before participating
         rights and minority interest                 (8,598)            (340,829)             (4,636)              (345,465)

      Net (loss) income                            $  (8,598)           $(340,829)          $  (4,636)             $(345,465)
                                                   =========            =========           =========              =========

Net Income (loss) per common share                 $      (0)           $      (0)                                 $      (0)

Weighted average common shares outstanding         2,250,000           10,000,000                                 12,250,000

  See accompanying notes to unaudited pro forma combined financial statements

                          Emagisoft Technologies, Inc.
           (formally known as Manatee American Financial Corporation)
                   Unaudited Pro Forma Combined Balance Sheet
                            As of September 30, 1999


                                                                                                                   Unaudited
                                                    Unaudited           Unaudited                                  Emagisoft
                                                    Emagisoft           Emagisoft            Pro Forma         Technologies, Inc.
                                                Technologies, Inc.     Corporation          Adjustments            Pro Forma
                                                ------------------     -----------          -----------        ------------------
 CURRENT ASSETS:
 Cash and cash equivalents                           $    114         $   619,104                                 $   619,218
 Accounts receivable, net                                   -              74,437                                      74,437
 Due from stockholder                                       -               7,611                                       7,611
 Deposits                                                   -               4,225                                       4,225
 Current portion of deferred tax asset                      -              15,388                                      15,388
                                                     --------         -----------                                 -----------
        Total current assets                              114             720,765                                     720,879
                                                     ========         ===========                                 ===========

 PROPERTY, PLANT AND EQUIPMENT, net                         -             266,783                                     266,783
 Deferred tax asset, less current portion                   -              16,069                                      16,069
 Goodwill, net of amortization                              -                   -            174,607  a               174,607
                                                     --------         -----------                                 -----------
        Total assets                                 $    114         $ 1,003,617                                 $ 1,178,338
                                                     ========         ===========                                 ===========


 CURRENT LIABILITIES:
 Accounts payable                                    $      -         $    21,460                                $    21,460
 Accrued expenses and other current
    liabilities                                        49,736              33,981                                     83,717
                                                     --------         -----------                                -----------
       Total current liabilities                       49,736              55,441                                    105,177

 Deferred tax liability                                     -               1,167                                      1,167

 STOCKHOLDER'S EQUITY:
 Common shares                                            225              10,000             (9,000) d                1,225
 Paid-in capital                                        1,535           1,331,535            188,243  a            1,521,313
 Retained earnings (deficit)                          (51,382)           (394,526)            (4,636) c             (450,544)
                                                     --------         -----------                                -----------
       Total stockholders' equity                     (49,622)            947,009                                  1,071,994
                                                     --------         -----------                                -----------
       Total liabilities and stockholders' equity    $    114         $ 1,003,617                                $ 1,178,338
                                                     ========         ===========                                ===========

  See accompanying notes to unaudited pro forma combined financial statements

                          Emagisoft Technologies, Inc.
           (formally known as Manatee American Financial Corporation)
              Unaudited Pro Forma Combined Statement of Operations
                      For the year ended December 31,1998


                                                             Emagisoft Corporation (EC)                                Unaudited
                                            ------------------------------------------------------------               Emagisoft
                                                                                               Unaudited              Technologies
                                              Audited      Audited     Audited    Pro Forma       EC       Pro Forma      Inc.
                                              Manatee   Net Advantage    IMS     Adjustments   Pro Forma  Adjustments  Pro Forma
                                            ---------   ------------- --------   -----------   ---------  ----------- ------------
REVENUES                                    $      --     $216,377    $221,521    $     --     $437,898    $     --    $  437,898

COST OF GOODS SOLD                                 --      102,816     166,568          --      269,384          --       269,384
                                            ---------     --------    --------    --------     --------    --------    ----------
   Gross Profit                                    --      113,561      54,953          --      168,514          --       168,514

SELLING, GENERAL AND ADMINISTRATIVE
   EXPENSES                                     2,557       90,067      50,641          --      140,708          --       143,265

AMORTIZATION OF GOODWILL AND OTHER
   INTANGIBLE ASSETS                               --           --          --       6,181        6,181          --         6,181
                                            ---------     --------    --------    --------     --------    --------    ----------
      Income from operations                   (2,557)      23,494       4,312      (6,181)      21,625          --        19,068

OTHER INCOME (EXPENSE), NET                    12,500           --          --          --           --          --        12,500
                                            ---------     --------    --------    --------     --------    --------    ----------

     (Loss) income before provision
         (benefit) for income taxes             9,943       23,494       4,312      (6,181)      21,625          --        31,568

INCOME TAX PROVISION (BENEFIT)                     --        8,841    1,761.00          --       10,602          --        10,602
                                            ---------     --------    --------    --------     --------    --------    ----------
      (Loss) income before  participating
         rights and minority interest           9,943       14,653       2,551      (6,181)      11,023          --        20,966

      Net (loss) income                     $   9,943     $ 14,653    $  2,551    $ (6,181)    $ 11,023    $     --    $   20,966
                                            =========     ========    ========    ========     ========    ========    ==========

Net Income (loss) per common share          $    0.00     $     15    $      5          --     $      0                $        0

Weighted average common shares
   outstanding                              2,250,000        1,000         500                  144,000                12,250,000

  See accompanying notes to unaudited pro forma combined financial statements

                          Emagisoft Technologies, Inc.
           (formally known as Manatee American Financial Corporation)
                   Unaudited Pro Forma Combined Balance Sheet
                            As of December 31, 1998


                                                             Emagisoft Corporation (EC)                                Unaudited
                                            ------------------------------------------------------------               Emagisoft
                                                                                               Unaudited              Technologies
                                              Audited      Audited     Audited    Pro Forma       EC       Pro Forma      Inc.
                                              Manatee   Net Advantage    IMS     Adjustments   Pro Forma  Adjustments  Pro Forma
                                            ---------   ------------- --------   -----------   ---------  ----------- ------------
 CURRENT ASSETS:
 Cash and cash equivalents                   $  1,968     $  25,596   $ 7,551          -       $ 33,147    $      -    $   35,115
 Accounts receivable, net                           -             -     9,397                     9,397           -         9,397
 Due from stockholder                                                   5,163                     5,163                     5,163
 Deposits                                           -             -     1,225                     1,225           -         1,225
 Current portion of deferred tax asset              -         9,407     5,981                    15,388           -        15,388
                                             --------     ---------   --------                 --------    --------     ---------
        Total current assets                    1,968        35,003    29,317                    64,320           -        66,288

 PROPERTY, PLANT AND EQUIPMENT, net                 -        59,590     7,222                    66,812           -        66,812
 Deferred tax asset, less
   current portion                                  -        16,069         -                    16,069           -        16,069
 Goodwill, net of amortization                      -             -         -    179,243  a     179,243           -       179,243
                                             --------     ---------   -------                  --------    --------     ---------
        Total assets                         $  1,968     $ 110,662   $36,539                  $326,444    $      -     $ 328,412
                                             ========     =========   =======                  ========    ========     =========


 CURRENT LIABILITIES:
 Accounts payable                            $      -     $  14,547   $ 1,577                  $ 16,124    $      -     $  16,124
 Accrued expenses and other
   current liabilities                         42,992        27,304    26,219                    53,523           -        96,515
                                             --------     ---------   -------                  --------    --------     ---------
       Total current liabilities               42,992        41,851    27,796                    69,647           -       112,639

 Deferred tax liability                             -             -     1,167                     1,167           -         1,167

 STOCKHOLDER'S EQUITY:
 Common shares                                    225             1       500       (357) b         144         856 d       1,225
 Paid-in capital                                1,535       111,034         -    192,857  a,b   303,891     (43,640)d     261,786
 Retained earnings (deficit)                  (42,784)      (42,224)    7,076    (13,257) a,c   (48,405)     42,784 e     (48,405)
                                             --------     ---------   -------                  --------    --------     ---------
       Total stockholders' equity             (41,024)       68,811     7,576                   255,630           -       214,606
                                             --------     ---------   -------                  --------    --------     ---------
       Total liabilities and
          stockholders' equity               $   1,968    $  110,66   $36,539                  $326,444    $      -     $ 328,412
                                             =========    =========   =======                  ========    ========     =========

  See accompanying notes to unaudited pro forma combined financial statements

                          EMAGISOFT TECHNOLOGIES, INC.

           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

(a) To reflect purchase accounting adjustments for allocation of purchase price for the acquisition of Interactive Media Solutions, Inc. (IMS) by Net Advantage, Inc (NA).

(b) To reflect the elimination IMS's 500 shares of issued and outstanding shares and to reflect the issuance of 143,000 shares of NA $.001 par value common stock for the acquisition of IMS by NA.

(c) To reflect the increase in amortization expense related to the goodwill recorded under the purchase method of accounting. The Company amortized goodwill over thirty years.

(d) To reflect the elimination of Emagisoft Corporation (EC), f/k/a NA, common stock as a result of the purchase of EC and its wholly owned subsidiary, IMS, by Emagisoft Technologies, Inc. (ETI), f/k/a Manatee American Financial Corporation, and the issuance of 10,000,000 shares of ETI common stock.

(e) To reflect the elimination of ETI's accumulated deficit as a result of reverse acquisition accounting related to the ETI purchase of EC.